SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 11, 2003

Date of Report (Date of Earliest Event Reported)

AMERICAN REALTY INVESTORS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	1-15663	75-2847135
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1800 Valley View Lane, Suite 300, Dallas, TX	75234-8922
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:

(469) 522-4200

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

In 2003, American Realty Investors, Inc. (“ARI”) has sold a significant amount of its properties, as follows:

Sale Date	Property	Location	Acres/Units Rooms/Sq. Ft.	Sales Price ($ In Thousands)	Gain/(Loss) $ In Thousands)	% Of ARI’s Assets	Purchaser
01/17/03	Seville	Tallahassee, FL	62	$2,795	$489	0.24%	Seville Apartments, LLC
01/21/03	Bay Anchor	Panama City, FL	12	369	143	0.02%	Bay Anchor, LLC
02/14/03	Rolling Hills	Tallahassee, FL	134	5,061	1,182	0.43%	Rolling Hills Apartments, LLC
02/28/03	Northside Villas	Tallahassee, FL	81	5,575	915	0.54%	Northside Villas, LLC
03/20/03	Georgetown	Panama City, FL	44	1,175	72	0.15%	Georgetown Apartments of Panama City, Ltd.
05/02/03	Greenbriar	Tallahassee, FL	50	1,700	1,025	0.08%	Greenbriar Partners, LLC
05/30/03	Regency	Lincoln, NE	106	4,880	2,815	0.19%	Regency Associates, LP
06/11/03	Lake Chateau	Thomasville, GA	98	1,600	147	0.20%	Abbey Lake Partners, LLC
06/24/03	Pinecrest	North Augusta, SC	120	2,707	(304)	0.41%	Augusta Plans and Management, Inc.
08/21/03	Landings & Marina	Pensacola, FL	52	1,825	490	0.18%	Landings of Pensacola, LLC

08/11/03	Encino Executive Plaza	Encino, CA	177,211 Sq. Ft.	37,040	(2)	5.44%	16501 Ventura, LLC

03/11/03	Grand Hotel Sofia	Sofia, Bulgaria	136 Rooms	24,750	(88)	3.45%	GORT Securities Limited
05/01/03	Clarion KC Airport Hotel	Kansas City, MO	196 Rooms	5,312	(101)	0.74%	One Realco Hotel Investors, Inc.
08/22/03	Williamsburg Hospitality House	Williamsburg, VA	296 Rooms	19,500	0	2.72%	One Realco Hotel Investors, Inc.

02/26/03	Katrina	Palm Desert, CA	89.3	8,550	(40)	1.15%	La Quinta Village Business Center, LLC; Lost Horse Mountain, LLC

03/26/03	Mason Goodrich	Houston, TX	8.0	210	(149)	0.05%	Donald C. Carter
06/20/03	Mason Goodrich	Houston, TX	1.6	209	113	0.01%	Psychiatric Enterprises, Ltd.
06/27/03	Mason Goodrich	Houston, TX	7.7	900	466	0.05%	MCTK Partners Investments, LP
07/30/03	Vista Ridge	Lewisville, TX	14.5	2,250	622	0.21%	Don Valk

				$126,408	$7,795	16.26%

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Proforma statements of operations are presented for the year ended December 31, 2002, and the six months ended June 30, 2003. The proforma statements of operations present ARI’s operations as if the transactions described above had occurred at January 1 of each of the periods presented. A proforma balance sheet as of June 30, 2003, is also presented. The proforma balance sheet presents the property sales described above, as if they had occurred at January 1, 2003.

AMERICAN REALTY INVESTORS, INC.

PROFORMA COMBINED CONSOLIDATED BALANCE SHEET

JUNE 30, 2003

	Actual (1)	Landings & Marina (2)	Encino (2)	Williamsburg (2)	Vista Ridge (2)	Totals
	(dollars in thousands)
ASSETS

Real Estate Held for Investment	$1,065,063	$(1,299)	$—	$(22,774)	$—	$1,040,990
Less: Accumulated Depreciation	(177,008)	42	—	3,717	—	(173,249)

	888,055	(1,257)	—	(19,057)	—	867,741

Real Estate Held for Sale	215,431	—	(35,716)	—	(1,479)	178,236

Notes and Interest Receivable
Performing	69,183	—	—	—	—	69,183
Non-Performing	7,937	—	—	—	—	7,937

	77,120	—	—	—	—	77,120
Less: Allowance for Estimated Losses	(4,833)	—	—	—	—	(4,833)

	72,287	—	—	—	—	72,287

Net Pizza Parlor Equipment	8,598	—	—	—	—	8,598

Marketable Equity Securities, at Market Value	5,081	—	—	—	—	5,081
Cash and Cash Equivalents	4,949	(2)	(431)	(312)	—	4,204
Investments in Equity Investees	4,721	—	—	—	—	4,721
Goodwill, Net of Accumulated Amortization	11,858	—	—	—	—	11,858
Other Intangibles, Net of Accumulated Amortization	1,553	—	—	—	—	1,553
Other Assets	74,554	(38)	9,457	2,416	548	86,937

Total Assets	$1,287,087	$(1,297)	$(26,690)	$(16,953)	$(931)	$1,241,216

LIABILITIES AND EQUITY

Notes and Interest Payable	$873,181	$(1,165)	$—	$(12,332)	$(1,361)	$858,323
Liabilities Related to Assets Held for Sale	179,724	—	(33,179)	—	—	146,545
Margin Borrowings	5,900	—	—	—	—	5,900
Other Liabilities	107,295	(17)	(1,140)	(3,415)	(28)	102,695

	1,166,100	(1,182)	(34,319)	(15,747)	(1,389)	1,113,463

Minority Interest	57,119	—	—	—	—	57,119

Stockholders’ Equity
Preferred Stock	4,754	—	—	—	—	4,754
Common Stock	114	—	—	—	—	114
Paid-In Capital	92,833	—	—	—	—	92,833
Accumulated (Deficit)	(23,909)	(115)	7,629	(1,206)	458	(17,143)
Treasury Stock	(9,924)	—	—	—	—	(9,924)

	63,868	(115)	7,629	(1,206)	458	70,634

Total Liabilities and Equity	$1,287,087	$(1,297)	$(26,690)	$(16,953)	$(931)	$1,241,216

(1)	Includes properties sold prior to June 30, 2003.
(2)	Assumes sale by ARI on January 1, 2003.

AMERICAN REALTY INVESTORS, INC.

PROFORMA COMBINED STATEMENT OF OPERATIONS (1) (2)

SIX MONTHS ENDED JUNE 30, 2003

	Actual	Apartments (3)	Commercial (4)	Hotel (5)	Land (6)	Proforma
	(dollars in thousands, except per share)
Revenue
Rents	$72,413	$(162)	$—	$(3,271)	$—	$68,980
Property Operations	49,648	(84)	—	(2,655)	—	46,909

	22,765	(78)	—	(616)	—	22,071
Land Operations
Sales	12,103	—	—	—	2,250	14,353
Cost of Sales	11,070	—	—	—	1,628	12,698
Recognition of Previously Deferred Gain	19,897	—	—	—	—	19,897

Gain on Land Sales	20,930	—	—	—	622	21,552

Pizza Parlor Operations
Sales	15,937	—	—	—	—	15,937
Cost of Sales	12,765	—	—	—	—	12,765

Gross Margin	3,172					3,172

Income from Operations	46,867	(78)	—	(616)	622	46,795

Other Income
Interest and Other	5,888	—	—	—	—	5,888
Equity (Loss) in Equity Investees	(4,075)	—	—	—	—	(4,075)

	1,813	—	—	—	—	1,813

Other Expense
Interest	31,793	(46)	—	(754)	—	30,993
Depreciation	9,789	(16)	—	(371)	—	9,402
Discount on Sale of Notes Receivable	1,558	—	—	—	—	1,558
General and Administrative	10,694	—	—	—	—	10,694
Advisory Fees	4,728	(36)	(185)	(142)	(13)	4,352
Write-Down of Assets Held for Sale	2,352	—	—	—	—	2,352
Minority Interest	1,270	—	—	—	—	1,270

	62,184	(98)	(185)	(1,267)	(13)	60,621

Net Income (Loss) from Continuing Operations	$(13,504)	$20	$185	$651	$635	$(12,013)

Basic and Diluted Earnings Per Share Net Loss from Continuing Operations	$(1.23)					$(1.10)

Weighted Average Common Shares Used in Computing Earnings Per Share	$10,945,928					$10,945,928

(1)	The Proforma Combined Statement Of Operations assumes that each property was sold by ARI on January 1, 2003.

(2)	Operating results for sold properties are their actual operating results from January 1 to their respective dates of sale. Rents, property operations, interest expense and depreciation for non-land properties sold prior to August 15, 2003 were excluded from the actual results of continuing operations at June 30, 2003.

(3)	Includes the Seville and Bay Anchor Apartments sold in January 2003, Rolling Hills and Northside Villas apartments sold in February 2003, Georgetown Apartments sold in March 2003, Greenbriar and Regency Apartments sold in May 2003, Lake Chateau and Pinecrest Apartments sold in June 2003, and Landings & Marina Apartments sold in August 2003.

(4)	Includes the Encino Executive Plaza sold in August 2003.

(5)	Includes the Grand Hotel Sofia sold in March 2003, the Clarion Kansas City Airport Hotel sold in May 2003, and the Williamsburg Hospitality House sold in August 2003.

(6)	Includes the partial sale of the Katrina land parcel in February 2003, the partial sale of the Mason Goodrich land parcel in March and June 2003, and the partial sale of the Vista Ridge land parcel in July 2003.

AMERICAN REALTY INVESTORS, INC.

PROFORMA COMBINED STATEMENT OF OPERATIONS (1) (2)

YEAR ENDED DECEMBER 31, 2002

	Actual	Apartments (3)	Commercial (4)	Hotel (5)	Land (6)	Proforma
	(dollars in thousands, except per share)
Revenue
Rents	$89,543	$(2,450)	$(3,848)	$(11,498)	$—	$71,747
Property Operations	67,701	(1,461)	(2,222)	(8,168)	—	55,850

	21,842	(989)	(1,626)	(3,330)	—	15,897
Land Operations
Sales	127,750	—	—	—	12,119	139,869
Cost of Sales	75,718	—	—	—	11,106	86,824
Deferral of gains on Current Period Sales	36,135	—	—	—	—	36,135
Recognition of Previously Deferred Gain	830	—	—	—	—	830

Gain on Land Sales	16,727	—	—	—	1,013	17,740

Pizza Parlor Operations
Sales	36,741	—	—	—	—	36,741
Cost of Sales	29,991	—	—	—	—	29,991

Gross Margin	6,750	—	—	—	—	6,750

Income from Operations	45,319	(989)	(1,626)	(3,330)	1,013	40,387

Other Income
Interest and Other	8,590	—	—	—	—	8,590
Equity (Loss) in Equity Investees	(20,914)	—	—	—	—	(20,914)
Loss on Sale of Investments in Equity Investees	(286)	—	—	—	—	(286)

	(12,610)	—	—	—	—	(12,610)
Other Expense
Interest	57,689	(695)	(2,621)	(1,873)	—	52,500
Depreciation	10,234	(233)	(1,138)	(951)	—	7,912
General and Administrative	12,479	—	—	—	—	12,479
Advisory Fees	5,899	(145)	(316)	(359)	(78)	5,001
Litigation Settlement	916	—	—	—	—	916
Write-Down of Assets Held for Sale	4,171	—	—	—	—	4,171
Minority Interest	1,346	—	—	—	—	1,346

	92,734	(1,073)	(4,075)	(3,183)	(78)	84,325

Net Income (Loss) from Continuing Operations	$(60,025)	$84	$2,449	$(147)	$1,091	$(56,548)

Basic and Diluted Earnings Per Share Net Loss from Continuing Operations	$(5.28)					$(4.97)

Weighted Average Common Shares Used in Computing Earnings Per Share	$11,375,127					$11,375,127

(1)	The Proforma Combined Statement Of Operations assumes that each property was sold by ARI on January 1, 2002.

(2)	Operating results for sold properties are their actual operating results for 2002. Rents, property operations, interest expense and depreciation for non-land properties sold prior to April 1, 2003 were excluded from the actual results of continuing operations at December 31, 2002.

(3)	Includes the Seville and Bay Anchor Apartments sold in January 2003, Rolling Hills and Northside Villas apartments sold in February 2003, Georgetown Apartments sold in March 2003, Greenbriar and Regency Apartments sold in May 2003, Lake Chateau and Pinecrest Apartments sold in June 2003, and Landings & Marina Apartments sold in August 2003.

(4)	Includes the Encino Executive Plaza sold in August 2003.

(5)	Includes the Grand Hotel Sofia sold in March 2003, the Clarion Kansas City Airport Hotel sold in May 2003, and the Williamsburg Hospitality House sold in August 2003.

(6)	Includes the partial sale of the Katrina land parcel in February 2003, the partial sale of the Mason Goodrich land parcel in March and June 2003, and the partial sale of the Vista Ridge land parcel in July 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AMERICAN REALTY INVESTORS, INC.

September , 2003	By:	/s/ Ronald E. Kimbrough
Date		Ronald E. Kimbrough Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer and Acting Principal Executive Officer)